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                                                                      EXHIBIT 32

                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER

             PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                    TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, David M. Brain, President and Chief Executive Officer of Entertainment Properties Trust (the "registrant"), have executed this certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) in connection with the filing with the Securities and Exchange Commission of the registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2006 (the "Report"). I hereby certify that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


                                        /s/ David M. Brain
                                        ----------------------------------------
                                        David M. Brain
                                        President and Chief Executive Officer

Date: November 1, 2006

                  CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

             PURSUANT TO 18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT
                    TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Mark A. Peterson, Vice President and Chief Financial Officer of Entertainment Properties Trust (the "registrant"), have executed this certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350) in connection with the filing with the Securities and Exchange Commission of the registrant's Quarterly Report on Form 10-Q for the period ended September 30, 2006 (the "Report"). I hereby certify that:

     (1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant.


                                        /s/ Mark A. Peterson
                                        ----------------------------------------
                                        Mark A. Peterson
                                        Vice President and Chief Financial
                                        Officer

Date: November 1, 2006


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